                                                                   EXHIBIT 10.17



                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of December 30, 2002 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 10.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); CREDIT LYONNAIS NEW YORK BRANCH and SUNTRUST BANK, as co-documentation agents (in such capacity, together with their successors and assigns in such capacity, the "Documentation Agents"); and DEUTSCHE BANK ALEX. BROWN INC. and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, together with their successors and assigns in such capacity, the "Syndication Agents").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agents and the Documentation Agents are parties to an Amended and Restated Credit Agreement dated as of June 19, 2001, as amended pursuant to the First Amendment to Credit Agreement dated as of April 30, 2002 and the Second Amendment to Credit Agreement dated as of October 1, 2002 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B.       The Borrower has requested certain amendments to the Credit
Agreement.

         C. The Lenders signing below are willing to consent to such amendments on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. DEFINITIONS. Section 1.1 of the Credit Agreement is amended as follows:

                  1. By inserting the following new definitions in alphabetical order:

                           "Copy" or "copy": with respect to the submission of
                  any data, either requested by the Administrative Agent or any Lender or required by this Agreement, (a) a hard copy thereof,
                  (b) an electronic transmission thereof or (c) written or electronic notification referencing an SEC filing containing such data and posted on the SEC's website (provided that the Administrative Agent shall have received from the Loan Parties hard copy or electronic transmission of such data)."

                           "Exempt Subsidiary": see Section 6.11.

                           "Greenfield": construction of a Medical Facility not
                  constituting an addition to, or extension or modification of, a facility then owned or used by a Loan Party.

                           "Inactive Subsidiary": a direct or indirect
                  Subsidiary of Borrower which is not engaged in any business operations and has no assets or liabilities and in which neither Borrower nor any Subsidiary of Borrower has any Investment (other than a de minimis initial capitalization sufficient for the formation thereof).

                  2. By inserting the words "or Greenfields" at the end of the definition of "Capital Expenditures", immediately prior to the period.

                  3. By deleting the definition of "Consolidated EBITDA" and substituting therefor the following:

                           "Consolidated EBITDA": for any period, as to
                  LifePoint Parent and its Subsidiaries, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense,
                  (b) Consolidated Interest Expense, (c) depreciation and amortization expense (including deferred loan cost amortization if a non-cash charge), (d) ESOP expense (if a non-cash charge), (e) non-cash stock compensation expenses and
                  (f) other non-cash charges not to exceed five percent (5%) of the book value Consolidated Total Assets as of the last day of the most recent Reference Period for which the Administrative Agent has received financial statements pursuant to Section 6.1(a) or (b), all determined on a consolidated basis in accordance with GAAP.

                  4. By deleting from the definition of "Consolidated Interest Expense" the proviso commencing :"; provided however" and ending immediately prior to the period.

                  5. By deleting clause (b) of the definition of "Indebtedness" and substituting therefor the following:

                           "(b)     obligations of such Person for the deferred
                  purchase price of property or services (other than trade payables, including without limitation equipment purchase payables not constituting Capital Lease Obligations, payables to construction contractors, operating lease obligations and physician guarantee payments, all to the extent incurred in the ordinary course of such Person's business)"

                  6. By deleting the definition of "Permitted Acquisitions" and substituting therefor the following:

                           "Permitted Acquisition or Greenfield": an Acquisition
                  or Greenfield by Borrower or a Subsidiary Guarantor, subject to the fulfillment of the following conditions:

                  (i) Either (A) after giving effect to such Acquisition or Greenfield or any series of related Acquisitions and/or Greenfields, the ratio of the Consolidated Total Debt of LifePoint Parent (calculated as of the most recently ended Reference Period) plus the aggregate principal amount of Indebtedness proposed to be incurred or assumed by Borrower or any of its Subsidiaries in connection with such Acquisition or Greenfield, or such series of related Acquisitions and/or Greenfields, to Consolidated EBITDA for the most recently ended Reference Period does not exceed 3.00:1.00 or (B) Borrower shall have obtained the prior written approval of the Required Lenders;

                  (ii) With respect to each Acquisition, Target EBITDA of the Target for its most recently ended fiscal year shall not exceed a negative number greater than 5% of the Consolidated EBITDA (expressed as a negative number) for the most recently ended Reference Period;

                  (iii) With respect to Acquisitions and Greenfields not approved by the Required Lenders under clause (i)(A) above, if such Acquisition or Greenfield or any series of related Acquisitions and/or Greenfields involves a Total Purchase Price of more than 10% of the Consolidated Total Assets of LifePoint Parent and its Subsidiaries (calculated as of the end of the most recent Reference Period), Borrower shall have provided written notice thereof to the Lenders at least seven (7) days prior to the consummation or commencement thereof, as the case may be;

                  (iv) If such Acquisition or Greenfield or any series of related Acquisitions and/or Greenfields involves a Total Purchase Price of more than $75,000,000 in the aggregate, then no later than (A) 10 days subsequent to the consummation of each such Acquisition or the commencement of each such Greenfield, as the case may be, Borrower shall have delivered to the Administrative Agent, with sufficient copies for all of the Lenders, (1) if clause (i)(A) is applicable thereto, a certificate of Borrower setting forth the calculations referred to in such clause and certifying compliance with such clause and (2) copies of executed counterparts of the applicable Purchase Agreements and construction agreements, together with exhibits, schedules and, for each Greenfield, a detailed breakdown of construction costs, (B) promptly following a request therefor, copies of such other information or documents relating to such Acquisition or Greenfield as the Administrative Agent shall have reasonably requested, and (C) if requested by the Administrative Agent, promptly following the consummation of such Acquisition or the commencement of such Greenfield, certified copies of the agreements, instruments and documents referred to above, to the extent the same have been executed and delivered at the closing under such Purchase Agreement or construction agreement; and

                  (v) No Default shall have occurred and be continuing or reasonably be expected to result from such Acquisition or Greenfield.

                  7. By adding the words "or Greenfield" after the word "Acquisition" where used in the definition of "Total Purchase Price".

                  8. By deleting the definition of "Restricted Payment" and substituting therefor the following:

                           "Restricted Payment": any distribution or payment of
                  cash or property, or both, directly or indirectly, (a) in respect of any Subordinated Debt or (b) in respect of any Equity Interests in any Loan Party or any direct or indirect Subsidiary of any Loan Party, including without limitation the acquisition, repurchase, retirement or redemption of any such Equity Interests, any sinking fund or similar payments and any dividends, distributions or other payments in respect of such Equity Interests.

                  9. By deleting the definition of "Subsidiary Guarantor" and substituting therefor the following:

                           "Subsidiary Guarantor": each direct and indirect
                  Subsidiary of Borrower, excluding any Exempt Subsidiary or Inactive Subsidiary.

         B. FINANCIAL REPORTING. Section 6.1 of the Credit Agreement is amended by deleting the words "together with consolidating financial statements" and "and other written reports for such Persons" from subparagraph (a) thereof.

         C. INACTIVE AND EXEMPT SUBSIDIARIES. Section 6.11 of the Credit Agreement is amended as follows:

                  1. By adding "(other than an Inactive Subsidiary)" after the word "Subsidiary" where it first appears.

                  2.       By deleting clause (iii) thereof (preceding subclause
         (A)) and substituting therefor : "(iii) cause such new Subsidiary (with the exception of the Exempt Subsidiaries)".

                  3.       By adding the following sentences at the end thereof:

                  "Notwithstanding anything to the contrary set forth in this
                  Section 6.11, Borrower may, from time to time, designate any Subsidiary which is intended to have health professionals as minority shareholders and which is not already a Subsidiary Guarantor (other than Subsidiary Guarantors primarily involved in operating (but not owning) outpatient surgery centers and medical office buildings or Subsidiary Guarantors who are no longer involved in any business activities), as an "Exempt Subsidiary" by written notice to the Administrative Agent, so long as (i) no Default or Event of Default shall have occurred and be continuing after giving effect to such designation,
                  (ii) after giving effect to such designation, as of the date of any such designation, no more than 5% of the Consolidated EBITDA of LifePoint Parent for the most recently ended Reference Period was derived from the Exempt Subsidiaries,
                  (iii) after giving effect to such designation, as of the date of any such designation, the aggregate amount of assets of all Exempt Subsidiaries does not exceed 10% of the Consolidated Total Assets of LifePoint Parent calculated as of the last day of the most recently ended Reference Period, (iv) the Borrower or a Subsidiary Guarantor owns no less than 51% on a fully diluted basis of the Equity Interests of the Exempt Subsidiaries at all times (unless the Disposition of such Exempt Subsidiary is permitted under Section 7.5), and (v) no Exempt Subsidiaries are primarily involved in the business of owning and operating Hospitals. Pursuant to the foregoing, if an existing Subsidiary Guarantor is designated as an Exempt Subsidiary, it shall transfer its tangible personal property (except inventory), real estate and fixtures constituting Collateral, subject only to the Lien in favor of the Administrative Agent on behalf of the Lenders and other existing Permitted Liens hereunder, to a wholly-owned Subsidiary which becomes a party to the Guarantee and Security Agreement on or prior to such transfer and assumes all obligations of such Exempt Subsidiary under any Mortgages, the Guarantee and Security Agreement and other applicable Security Documents with respect to such Collateral. Assuming the designation of an Exempt Subsidiary complies with all of the foregoing, the Administrative Agent agrees to release the Exempt Subsidiary from the Guarantee and Security Agreement and agrees to release the assets remaining in the Exempt Subsidiary, after the aforementioned transfer, from the security interest granted in favor of the Lenders pursuant to the Guarantee and Security Agreement."

         D. CONSOLIDATED NET WORTH. Section 7.1(c) of the Credit Agreement is amended to read in its entirety as follows:

                           "(c) Consolidated Net Worth. At all times after the
                  end of the first fiscal quarter to occur after the Closing Date, permit Consolidated Net Worth of LifePoint Parent to be less than the sum of (i) $204,400,000 plus (ii) as of the end of each fiscal quarter to occur after the Closing Date, an amount equal to 50% of Consolidated Net Income (but not less than zero) for such fiscal quarter, such increases to be cumulative, plus (iii) an amount equal to 100% of Net Cash Proceeds from any offering of Equity Interests of Borrower or any direct or indirect Subsidiary of Borrower consummated after the Closing Date."

         E. INDEBTEDNESS. Section 7.2 of the Credit Agreement is amended as follows:

                  1.       By adding at the end of clause (c) thereof the words:
         "or Borrower".

                  2.       By adding the following language at the end of clause
         (d) thereof: "provided, however, the aggregate amount of all Indebtedness owed by Exempt Subsidiaries to Persons other than Borrower or any Subsidiary Guarantor shall not exceed $10,000,000 at any time outstanding."

                  3. By deleting subparagraph (g) thereof and substituting therefor the following:

                           "(g) Indebtedness of LifePoint Parent (and the
                  related Guarantee Obligations, if any) pursuant to any public offering of Subordinated Debt (including without limitation, any unsecured Subordinated Debt convertible into Equity Interests) occurring after the Closing Date, provided that, on the date such Indebtedness is incurred and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the ratio of Consolidated Total Debt of LifePoint Parent (calculated as of the last day of the most recently ended Reference Period) plus the aggregate principal amount of such Indebtedness to Consolidated EBITDA for such Reference Period does not exceed 3.00:1.00 (and Borrower promptly thereafter delivers to the Administrative Agent a certificate of Borrower certifying as to its compliance with the foregoing ratio requirement);"

                  4. By deleting the word "and" where it appears at the end of subparagraph (h), inserting the character and word "; and" at the end of subparagraph (i) in lieu of the period and adding immediately after such subparagraph (i) the following:

                           "(j) Indebtedness of Exempt Subsidiaries to Borrower,
                  any Subsidiary Guarantor and third parties, provided that: (A) on the date of such incurrence of Indebtedness and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (B) without limiting the generality of clause (A) above, the incurrence of any such Indebtedness payable to Borrower or any Subsidiary Guarantor shall be in compliance with Section 7.8(v) and (C) the aggregate amount of all such Indebtedness (whether under this clause (j) or otherwise) owed by Exempt Subsidiaries to Persons other than Borrower or a Subsidiary Guarantor shall not exceed $10,000,000 at any time outstanding."

         F. FUNDAMENTAL CHANGES. Section 7.4 of the Credit Agreement is amended by deleting the word "and" after clause (a) of the first sentence thereof and adding at the end of such sentence the following: "and (c) any Exempt Subsidiary may be merged or consolidated with or into, or may Dispose of any and all of its assets to, another Exempt Subsidiary.

         G. DISPOSITION OF PROPERTY; EXEMPT SUBSIDIARIES. Section 7.5 of the Credit Agreement is amended as follows:

                  1. By deleting subparagraph (e) thereof and relettering the following subparagraphs accordingly.

                  2. By deleting the last subparagraph thereof and substituting therefor the following:

                           "(f) Asset Sales (other than sales and issuances of
                  Equity Interests in Exempt Subsidiaries and sale leasebacks prohibited by Section 7.10) and the sale or issuance of Equity Interests of any Exempt Subsidiary; provided that (i) the same shall be for at least fair market value and for cash, cash equivalents and Investments (to the extent permitted under Section 7.8(r)), except for any sale or issuance of up to 49% of the issued and outstanding Equity Interests in an Exempt Subsidiary, (ii) the aggregate amount of all Asset Sales and sales or issuances of such Equity Interests during any fiscal year shall not exceed an amount equal to 10% of the book value of Consolidated Total Assets of LifePoint Parent (calculated as of the end of the most recent fiscal year for which the Administrative Agent has received audited financial statements), and (iii) no Default or Event of Default shall exist immediately before or after giving effect to such sale."

         H. RESTRICTED PAYMENTS. Section 7.6 of the Credit Agreement is amended as follows:

                  1. By deleting subparagraph (g) and substituting therefor the following:

                           (g) Borrower may make distributions to LifePoint
                  Parent in order to permit, and LifePoint Parent may make, regularly scheduled payments (but not prepayments) of interest on Subordinated Debt unless, on the date of any such proposed distribution or payment or after giving effect thereto, a Default or Event of Default shall have occurred and be continuing."

                  2. By deleting the period at the end of subparagraph (h) thereof, adding the character and word "; and" after such subparagraph
         (h) and adding the following subparagraphs (i) and (j) thereafter:

                  "(i)     Any Exempt Subsidiary may (i) declare and pay
         dividends and make distributions in respect of its Equity Interests to the Borrower or any Subsidiary Guarantor, (ii) repay Indebtedness owed to Borrower or any Subsidiary and (iii) make subordinated intercompany loans to Borrower or any Subsidiary; and

                  (j) In addition to dividends declared and paid and distributions made as permitted under subparagraph (i) above, any Exempt Subsidiary may declare or pay pro rata dividends and make pro rata distributions to minority holders of its Equity Interests, provided that, on the date of any such Restricted Payment and after giving effect thereto, (i) the majority shareholder of the Exempt Subsidiary shall have received its pro rata share of such dividend and distribution, and (ii) the aggregate amount of all such dividends declared and paid and distributions made by any Exempt Subsidiary in any fiscal year shall not exceed the amount which such Exempt Subsidiary is legally required by contract to pay (which amount shall not be greater than such minority holders pro rata share of such Exempt Subsidiary's net income, cash flow or allocable share of Consolidated EBITDA, as applicable, for such fiscal year)."

         I. CAPITAL EXPENDITURES. Section 7.7 of the Credit Agreement is amended to read in its entirety as follows:

         "7.7 Capital Expenditures. Make Capital Expenditures in any consecutive four quarters, except Capital Expenditures in an amount not to exceed 15% of consolidated net revenues of LifePoint Parent for the immediately preceding consecutive four quarters, determined on a consolidated basis in accordance with GAAP."

         J. PERMITTED INVESTMENTS. Section 7.8 of the Credit Agreement is amended as follows:

                  1. By substituting the words "its Subsidiaries" for the words "the Subsidiary Guarantors" in the first line of subparagraph (d) thereof.

                  2. By adding the words "and Greenfields" after the words "Permitted Acquisitions" in subparagraph (i) thereof.

                  3. By deleting subparagraph (s) thereof and adding the following after subparagraph (r):

                           "(s) Investments directly or indirectly constituting
                  guaranties of physician income, provided that any cash payment by Borrower or any Subsidiary with respect to such Investment is treated as an expense for accounting purposes;

                           (t) Investments by Exempt Subsidiaries in other Exempt Subsidiaries;

                           (u) Investments consisting of the purchase of any of the minority Equity Interests of any third party investor in a Subsidiary of Borrower, unless, on the date of any such proposed Investment or after giving effect thereto, a Default or Event of Default shall have occurred and be continuing.;

                           (v) Investments by Borrower or any Subsidiary of Borrower (other than an Exempt Subsidiary) in any Exempt Subsidiary made (A) on the date such Exempt Subsidiary is designated as such in accordance with the provisions of
                  Section 6.11 (and any renewal or replacement of such Investment in an amount no greater than that being renewed or replaced) and (B) after the date of such designation; provided that, on the date such Investment is made and after giving effect thereto, (i) no Default or Event of Default shall have occurred and be continuing, (ii) the aggregate assets of all Exempt Subsidiaries do not exceed 10% of the Consolidated Total Assets of LifePoint Parent (calculated as of the end of the most recent Reference Period for which the Administrative Agent has received financial statements), and (iii) no more than 5% of the Consolidated EBITDA of LifePoint Parent for the most recently ended Reference Period shall have been derived from the Exempt Subsidiaries (calculated as of the end of the most recent Reference Period for which the Administrative Agent has received financial statements);

                           (w) deposits made by Borrower or any Subsidiary in connection with self-retention or self-insurance of general liability, medical malpractice, professional liability, property or workers' compensation liability which are required by providers of general liability, medical malpractice, professional liability, property or workers' compensation insurance to Borrower or any Subsidiary; and

                           (x) Investments of a nature not contemplated in the foregoing subsections in an amount not to exceed at any time three percent (3%) of the Consolidated Total Assets of LifePoint Parent at such time, provided that, on the date of any such proposed Investment and after giving effect thereto, no Event of Default shall have occurred and be continuing."

         K. CERTAIN AGREEMENTS. Section 7.15 of the Credit Agreement is amended to read in its entirety as follows:

         "7.15 Certain Agreements. Amend or modify the Transition Agreements or any documents, if any, evidencing any Subordinated Debt hereafter permitted. Amend or modify the Organizational Documents of the Existing Joint Venture in a manner adverse to Borrower's direct or indirect partnership interest therein. Amend or modify any agreements relating to any Exempt Subsidiary to increase the amount of dividends and distributions or other Restricted Payments payable to the minority shareholders at any time after and during the continuance of a Default or an Event of Default."

         L. NO FURTHER AMENDMENTS. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Loan Parties under the Loan Documents shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by any of the Loan Parties shall remain in full force and effect and, by the Borrower's signature hereto and each other Loan Party's consent hereto, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment have been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. No Loan Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of each Loan Party signatory hereto, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         E.       The Borrower will satisfy all of the conditions set forth in
SECTION IV.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement as provided above is subject to the following conditions precedent and subsequent:

         A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

                  1.       On or before the date hereof:

                           (a)      This Amendment;

                           (b) The Consent and Confirmation of Security of Parent and the Consent and Confirmation of Security of Subsidiaries attached hereto; and

                           (c) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

                  2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel.

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                    LIFEPOINT HOSPITALS HOLDINGS, INC.



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    FLEET NATIONAL BANK,
                                    as Administrative Agent and a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    BANK OF AMERICA, N.A.,
                                    as Co-Syndication Agent and a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    DEUTSCHE BANK SECURITIES INC.,
                                    as Co-Syndication Agent



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                             (signatures continued)


                                               Signature Page to Third Amendment

                                    SUNTRUST BANK,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    CREDIT SUISSE FIRST BOSTON,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    FIRSTAR BANK, N.A.,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                             (signatures continued)


                                               Signature Page to Third Amendment

                                    NATIONAL CITY BANK OF KENTUCKY,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    MERRILL LYNCH CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       -------------------------------
                                       Name:
                                            --------------------------
                                       Title:
                                             -------------------------













                                               Signature Page to Third Amendment

                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing Third Amendment to Credit Agreement dated as of December 30, 2002 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Amended and Restated Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 in favor of the Agent and the Lenders which remains in full force and effect.

                                    LIFEPOINT HOSPITALS, INC.



                                    By:
                                       ----------------------------
                                       Name:
                                            -----------------------
                                       Title:
                                             ----------------------

              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing Third Amendment to Credit Agreement dated as of December 30, 2002 (the "Amendment") to which this Consent and Confirmation of Security of Subsidiaries is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify, as applicable, its Amended and Restated Guarantee and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 with the Agent, on behalf of the Lenders, or its Guarantee and Pledge Agreement entered into under such Credit Agreement and dated as of July 30, 2001, each of which remain in full force and effect with respect to all of the Borrower Obligations and Grantor Obligations (as defined therein).

                                    AMERICA GROUP OFFICES, LLC
                                    AMERICA MANAGEMENT COMPANIES, LLC
                                    AMG-CROCKETT, LLC
                                    AMG-HILCREST, LLC
                                    AMG-HILLSIDE, LLC
                                    AMG-LIVINGSTON, LLC
                                    AMG-LOGAN, LLC
                                    AMG-SOUTHERN TENNESSEE, LLC
                                    AMG-TRINITY, LLC
                                    ASHLEY VALLEY MEDICAL CENTER, LLC
                                    ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                    ATHENS PHYSICIAN PRACTICE, LLC
                                    ATHENS REGIONAL MEDICAL CENTER, LLC
                                    BARROW MEDICAL CENTER, LLC
                                    BARTOW HEALTHCARE PARTNER, INC.
                                    BARTOW HEALTHCARE SYSTEM LTD
                                    BARTOW MEMORIAL LIMITED PARTNER, LLC
                                    BOURBON COMMUNITY HOSPITAL, LLC
                                    BOURBON PHYSICIAN PRACTICE, LLC
                                    BUFFALO TRACE RADIATION ONCOLOGY
                                      ASSOCIATES, LLC
                                    CASTLEVIEW HOSPITAL, LLC
                                    CASTLEVIEW MEDICAL, LLC
                                    CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                    COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                    COMMUNITY MEDICAL, LLC
                                    CROCKETT HOSPITAL, LLC
                                    CROCKETT PHO, LLC
                                    DODGE CITY HEALTHCARE GROUP, L.P.
                                    DODGE CITY HEALTHCARE PARTNER, INC.


                             (signatures continued)

                                    GEORGETOWN COMMUNITY HOSPITAL, LLC
                                    GEORGETOWN REHABILITATION, LLC
                                    HALSTEAD HOSPITAL, LLC
                                    HCK LOGAN MEMORIAL, LLC
                                    HDP ANDALUSIA, LLC
                                    HDP GEORGETOWN, LLC
                                    HILLSIDE HOSPITAL, LLC
                                    HST PHYSICIAN PRACTICE, LLC
                                    HTI GEORGETOWN, LLC
                                    HTI PINELAKE, LLC
                                    INTEGRATED PHYSICIAN SERVICES, LLC
                                    KANSAS HEALTHCARE MANAGEMENT
                                      COMPANY, INC.
                                    KANSAS HEALTHCARE MANAGEMENT
                                      SERVICES, LLC
                                    KENTUCKY HOSPITAL, LLC
                                    KENTUCKY MEDSERV, LLC
                                    KENTUCKY MSO, LLC
                                    KENTUCKY PHYSICIANS SERVICES, INC.
                                    LAKE CUMBERLAND REGIONAL HOSPITAL,
                                       LLC
                                    LAKE CUMBERLAND REGIONAL PHYSICIAN
                                      HOSPITAL ORGANIZATION, LLC
                                    LANDER VALLEY MEDICAL CENTER, LLC
                                    LHSC, LLC
                                    LIFEPOINT ASSET MANAGEMENT COMPANY,
                                      INC.
                                    LIFEPOINT CORPORATE SERVICES, GENERAL
                                      PARTNERSHIP
                                    LIFEPOINT CSGP, LLC
                                    LIFEPOINT CSLP, LLC
                                    LIFEPOINT HOLDINGS 2, LLC
                                    LIFEPOINT HOLDINGS 3, INC.
                                    LIFEPOINT OF GAGP, LLC
                                    LIFEPOINT OF GEORGIA, LIMITED
                                      PARTNERSHIP
                                    LIFEPOINT OF KENTUCKY, LLC
                                    LIFEPOINT OF LAKE CUMBERLAND, LLC
                                    LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                    LIFEPOINT RC, INC.
                                    LIVINGSTON REGIONAL HOSPITAL, LLC
                                    LOGAN MEDICAL, LLC


                             (signatures continued)

                                    LOGAN MEMORIAL HOSPITAL, LLC
                                    LOGAN PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW REGIONAL MEDICAL CENTER,
                                      LLC
                                    MEADOWVIEW RIGHTS, LLC
                                    PINELAKE PHYSICIAN PRACTICE, LLC
                                    PINELAKE REGIONAL HOSPITAL, LLC
                                    POITRAS PRACTICE, LLC
                                    PUTNAM COMMUNITY MEDICAL CENTER, LLC
                                    PUTNAM DIAGNOSTIC IMAGING CENTER, LLC
                                    R. KENDALL BROWN PRACTICE, LLC
                                    RIVERTON MEMORIAL HOSPITAL, LLC
                                    RIVERTON PHYSICIAN PRACTICES, LLC
                                    RIVERVIEW MEDICAL CENTER, LLC
                                    SELECT HEALTHCARE, LLC
                                    SILETCHNIK PRACTICE, LLC
                                    SMITH COUNTY MEMORIAL HOSPITAL, LLC
                                    SOMERSET SURGERY PARTNER, LLC
                                    SOUTHERN TENNESSEE EMS, LLC
                                    SOUTHERN TENNESSEE MEDICAL CENTER, LLC
                                    SOUTHERN TENNESSEE PHO, LLC
                                    SPRINGHILL MEDICAL CENTER, LLC
                                    SPRINGHILL MOB, LLC
                                    SPRINGHILL PHYSICIAN PRACTICE LLC
                                    THM PHYSICIAN PRACTICE, LLC
                                    VILLE PLATTE MEDICAL CENTER, LLC
                                    WESTERN PLAINS REGIONAL HOSPITAL, LLC
                                    WOODFORD HOSPITAL, LLC



                                    By:
                                       -----------------------------
                                       Name:
                                            ------------------------
                                       Title:
                                             -----------------------
                                       (duly authorized signatory as to all)